UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported) August 22, 2005
Greenwich Capital Acceptance, Inc.
(Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	333-121661 (Commission File Number)	06-1199884 (IRS Employer ID Number)
600 Steamboat Road Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code:	(203) 625-2700
No Change (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The consolidated balance sheets of XL Capital Assurance Inc. and its subsidiary as of December 31, 2004 and 2003, and the related consolidated statements of operations and comprehensive income, changes in shareholder’s equity, and cash flows for each of the three years in the period ended December 31, 2004, have been incorporated by reference in the prospectus supplement in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

23.1

Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of XL Capital Assurance Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENWICH CAPITAL ACCEPTANCE, INC.,

By:  /s/ Shakti Radhakishun
Name: Shakti Radhakishun
Title:   Senior Vice President

Dated:  August 22, 2005

EXHIBIT INDEX

Exhibit No.

Description

Page No.

23.1

Consent of

P

PricewaterhouseCoopers LLP,

Independent Registered Public

Accounting Firm of

XL Capital Assurance Inc.

Exhibit 23.1     Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of XL Capital Assurance Inc.